EXHIBIT 10.7
FIRST AMENDMENT TO LETTER OF CREDIT FACILITY
     THIS FIRST AMENDMENT TO LETTER OF CREDIT FACILITY (this “First Amendment”), dated as of November 21, 2008, is entered into among CASH AMERICA INTERNATIONAL, INC., a Texas corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and L/C Issuer.
BACKGROUND
     A. The Borrower, the Lenders, the Administrative Agent, and the L/C Issuer are parties to that certain Letter of Credit Facility, dated as of June 30, 2008, (said Letter of Credit Facility, as modified and amended, the “Letter of Credit Facility”). The terms defined in the Letter of Credit Facility and not otherwise defined herein shall be used herein as defined in the Letter of Credit Facility.
     B. The Borrower has requested certain amendments to the Letter of Credit Facility.
     C. The Lenders, the Administrative Agent, and the L/C Issuer hereby agree to amend the Letter of Credit Facility, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the L/C Issuer and the Administrative Agent covenant and agree as follows:
     1. AMENDMENTS.
     (a) Section 1.01 of the Letter of Credit Facility is hereby amended by adding the defined terms “Defaulting Lender”, “ First Amendment Date”, and “Impacted Lender” thereto in proper alphabetical order to read as follows:
     “Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Revolving Loans or participations in L/C Obligations required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder unless such failure has been cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute or unless such failure has been cured, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.
     “First Amendment Date” means November 21, 2008.
     “Impacted Lender” means a Defaulting Lender or a Lender as to which (a) the L/C Issuer has a good faith belief that the Lender has defaulted in fulfilling
Confidential

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its obligations under one or more other syndicated credit facilities or (b) an entity that controls the Lender has been deemed insolvent or become subject to a bankruptcy or other similar proceeding.
     (b) The definition of “Incorporated Agreement” is hereby amended to read as follows:
     “Incorporated Agreement” means that certain First Amended and Restated Credit Agreement, dated as of February 24, 2005, among the Borrower, each lender from time to time party thereto, Wells Fargo Bank, National Association, as Administrative Agent, an L/C Issuer and Swing Line Lender, JPMorgan Chase Bank, N.A., as Syndication Agent, and U.S. Bank National Association, KeyBank National Association and Union Bank of California, N.A., as Co-documentation Agents, as amended by that certain First Amendment to First Amended and Restated Credit Agreement, dated as of March 16, 2007, that certain Commitment Increase Agreement, dated as of February 29, 2008, that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of June 30, 2008, and that certain Third Amendment to First Amended and Restated Credit Agreement, dated as of November 21, 2008. Unless otherwise specified herein, all references to the Incorporated Agreement shall mean the Incorporated Agreement as in effect on the First Amendment Date, without giving effect to any amendment, supplement or other modification thereto or thereof after the First Amendment Date.
     (c) The definition of “Voting Percentage” in Section 1.01 of the Letter of Credit Facility is hereby amended and restated to read as follows:
     “Voting Percentage” means, as to any Lender, (a) at any time when the Commitments are in effect, such Lender’s Pro Rata Share and (b) at any time after the termination of the Commitments, the percentage (carried out to the ninth decimal place) which (i) the sum of (A) the Outstanding Amount of such Lender’s Revolving Loans, plus (B) such Lender’s Pro Rata Share of the Outstanding Amount of L/C Obligations, then constitutes of (ii) the Outstanding Amount of all Revolving Loans and L/C Obligations; provided, however, that if any Lender is a Defaulting Lender, such Lender’s Voting Percentage shall be deemed to be zero, and the respective Pro Rata Shares and Voting Percentages of the other Lenders shall be recomputed for purposes of this definition and the definition of “Required Lenders” without regard to such Defaulting Lender’s Commitment or the outstanding amount of its Revolving Loans and L/C Advances, as the case may be.
     (d) Section 2.03(a)(ii) of the Letter of Credit Facility is hereby amended and restated as follows:
     (ii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if:

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     (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such L/C Issuer in good faith deems material to it;
     (B) subject to Section 2.03(b)(iii) hereof, the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date;
     (C) such Letter of Credit is to be denominated in a currency other than Dollars; or
     (D) a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time an Impacted Lender hereunder, unless the L/C Issuer has entered into arrangements satisfactory to the L/C Issuer with the Borrower or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender.
     (e) Section 2.10 of the Letter of Credit Facility is hereby amended and restated as follows:
     2.10 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of any Revolving Loans made by it, or the participations in L/C Obligations held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Revolving Loans made by them and/or such subparticipations in the participations in L/C Obligations held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Revolving Loan or such participations, as the case may be, pro rata with each of them; provided, however, that (i) if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefore, together with an amount equal to such

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paying Lender’s ratable share (according to the proportion of (x) the amount of such paying Lender’s required repayment to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement, (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Revolving Loans or subparticipations in L/C Obligations to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply) or (z) any payment obtained by the L/C Issuer in connection with cash collateral or other arrangements made in respect of an Impacted Lender. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.09 hereof with respect to such participation) as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:
     (a) the representations and warranties contained in the Letter of Credit Facility and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Letter of Credit Facility, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

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     (d) neither the execution, delivery and performance of this First Amendment or the Letter of Credit Facility, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this First Amendment, or (ii) the acknowledgement by each Guarantor of this First Amendment.
     3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:
     (a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;
     (b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;
     (c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment;
     (d) the Administrative Agent shall have received an opinion of the Borrower’s General Counsel, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 2(c), (d), and (e) of this First Amendment; and
     (e) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
     4. REFERENCE TO THE LETTER OF CREDIT FACILITY.
     (a) Upon the effectiveness of this First Amendment, each reference in the Letter of Credit Facility to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Letter of Credit Facility, as affected and amended hereby.
     (b) The Letter of Credit Facility, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.
     5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

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     6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.
     7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.
     9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
     10. ENTIRE AGREEMENT. THE LETTER OF CREDIT FACILITY, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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     IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

CASH AMERICA INTERNATIONAL, INC., as Borrower
By:	/s/ Austin D. Nettle
Austin D. Nettle
Vice President and Treasurer

Signature Page
First Amendment to Letter of Credit Facility

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Jeffrey D. Bundy
Jeffrey D. Bundy
Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer and a Lender
By:	/s/ Jeffrey D. Bundy
Jeffrey D. Bundy
Vice President

Signature Page
First Amendment to Letter of Credit Facility

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Lindsey M. Hester
Lindsey M. Hester
Vice President

Signature Page
First Amendment to Letter of Credit Facility

TEXAS CAPITAL BANK, N.A., as a Lender
By:	/s/ Barry Kromann
Barry Kromann
Executive Vice President

Signature Page
First Amendment to Letter of Credit Facility

ACKNOWLEDGED AND AGREED TO:
CORPORATE GUARANTORS
Bronco Pawn & Gun, Inc.
Cash America Advance, Inc.
Cash America Financial Services, Inc.
Cash America Franchising, Inc.
Cash America Holding, Inc.
Cash America, Inc.
Cash America, Inc. of Alabama
Cash America, Inc. of Alaska
Cash America, Inc. of Colorado
Cash America, Inc. of Illinois
Cash America, Inc. of Indiana
Cash America, Inc. of Kentucky
Cash America, Inc. of Louisiana
Cash America of Missouri, Inc.
Cash America, Inc. of Nevada
Cash America, Inc. of North Carolina
Cash America, Inc. of Oklahoma
Cash America, Inc. of South Carolina
Cash America, Inc. of Tennessee
Cash America, Inc. of Utah
Cash America, Inc. of Virginia
Cash America Pawn, Inc. of Ohio
Cashland Financial Services, Inc.
Doc Holliday’s Pawnbrokers & Jewellers, Inc.
Express Cash International Corporation
Florida Cash America, Inc.
Gamecock Pawn & Gun, Inc.
Georgia Cash America, Inc.
Hornet Pawn & Gun, Inc.
Longhorn Pawn and Gun, Inc.
Ohio Neighborhood Finance, Inc.
Mr. Payroll Corporation
RATI Holding, Inc.
Tiger Pawn & Gun, Inc.
Uptown City Pawners, Inc.
Vincent’s Jewelers and Loan, Inc.
Cash America Global Financing, Inc.
Cash America of Mexico, Inc.

/s/ David J. Clay
David J. Clay, Senior Vice President for all Corporate Guarantors (other than Cash America, Inc. of North Carolina) and Vice President of Cash America, Inc. of North Carolina
Signature Page
First Amendment to Letter of Credit Facility

PARTNERSHIP GUARANTORS

Cash America Management L.P. Cash America Pawn L.P.

By:	Cash America Holding, Inc., the General Partner for each Partnership Guarantor

By:	/s/ Austin D. Nettle
Austin D. Nettle Vice President and Treasurer
Signature Page
First Amendment to Letter of Credit Facility

LLC GUARANTORS

Cash America Net Holdings, LLC Primary Credit Solutions, LLC (f/k/a Primary Cash Holdings, LLC)

By:	/s/ Austin D. Nettle
Austin D. Nettle Vice President and Treasurer
Cash America Net of Alabama, LLC
Cash America Net of Alaska, LLC
Cash America Net of Arizona, LLC
Cash America Net of California, LLC
Cash America Net of Colorado, LLC
Cash America Net of Delaware, LLC
Cash America Net of Florida, LLC
CashNetUSA of Florida, LLC
Cash America Net of Hawaii, LLC
Cash America Net of Idaho, LLC
Cash America Net of Illinois, LLC
Cash America Net of Indiana, LLC
Cash America Net of Iowa, LLC
Cash America Net of Kansas, LLC
Cash America Net of Kentucky, LLC
Cash America Net of Louisiana, LLC
Cash America Net of Maine, LLC
CashNet CSO of Maryland, LLC
Cash America Net of Michigan, LLC
Cash America Net of Minnesota, LLC
Cash America Net of Mississippi, LLC
Cash America Net of Missouri, LLC
Cash America Net of Montana, LLC
Cash America Net of Nebraska, LLC
Cash America Net of Nevada, LLC
Cash America Net of New Hampshire, LLC
Cash America Net of New Mexico, LLC
CashNet USA CO, LLC
CashNetUSA OR, LLC
The Check Giant NM, LLC
Cash America Net of North Dakota, LLC
Cash America Net of Ohio, LLC
Cash America Net of Oklahoma, LLC
Cash America Net of Oregon, LLC
Cash America Net of Rhode Island, LLC
Cash America Net of South Dakota, LLC
Signature Page
First Amendment to Letter of Credit Facility

Cash America Net of Texas, LLC
Cash America Net of Utah, LLC
Cash America Net of Virginia, LLC
Cash America Net of Washington, LLC
Cash America Net of Wisconsin, LLC
Cash America Net of Wyoming, LLC
CashNet of Australia, LLC
Ohio Consumer Financial Solutions, LLC

By:	CASH AMERICA NET HOLDINGS, LLC Sole Member of Each of the above-named Limited Liability Companies

By:	/s/ Austin D. Nettle

Austin D. Nettle
Vice President and Treasurer

Primary Credit Services, LLC (f/k/a Primary Cash Finance, LLC)
Primary Credit Processing, LLC (f/k/a Primary Cash Card Processing, LLC)
Primary Payment Solutions, LLC (f/k/a Primary Cash Card Services, LLC)

By:	PRIMARY CREDIT SOLUTIONS, LLC (f/k/a Primary Cash Holdings, LLC) Sole Member of Each of the above-named Limited Liability Companies

By:	/s/ Austin D. Nettle

	Name:	Austin D. Nettle
	Title:	Vice President — Treasurer
Signature Page
First Amendment to Letter of Credit Facility